UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 05, 2020

ACTINIUM PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36374	74-2963609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Madison Avenue, 7th Floor, New York, NY 10016

(Address of Principal Executive Offices)

Registrant’s telephone number: (646) 677-3870

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ATNM	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

NYSE AMERICAN EXCHANGE DEFICIENCY LETTER

Actinium Pharmaceuticals, Inc. (the “Company”) received a deficiency letter from the NYSE American LLC, or the NYSE American exchange on April 29, 2020, indicating that the Company is not in compliance with certain NYSE American exchange continued listing standards because the Company’s shares of common stock have been selling for a low price per share for a substantial period of time. Pursuant to Section 1003(f)(v) of the Company Guide, the NYSE American staff determined that the Company’s continued listing is predicated on the Company effecting a reverse stock split of the Company’s common stock or otherwise demonstrating sustained price improvement, such as trading above $1.00 for 30 days, within a reasonable period of time, which the staff determined to be until October 29, 2020.

REVERSE STOCK SPLIT OF UP TO 1-FOR-75 MAY BE EFFECTUATED

On October 18, 2019, the Company’s board of directors unanimously approved, subject to stockholder approval, an amendment to the Company’s certificate of incorporation to effect a reverse stock split of the Company’s outstanding common stock by combining outstanding shares of common stock into a lesser number of outstanding shares of common stock by a ratio of not more than 1-for-75 prior to December 18, 2020, with the exact ratio to be set within this range by the Company’s board of directors at its sole discretion. On December 18, 2019, at the Company’s 2019 Annual Meeting of Stockholders, the Company’s stockholders approved such proposed amendment to the Company’s certificate of incorporation.

EFFECTIVE DATE OF REVERSE STOCK SPLIT TARGETED FOR AUGUST

The Company’s board of directors authorized the initiation of the process to effectuate the reverse split, which the Company has undertaken. The Company is targeting the reverse split to be effective, subject to receiving the necessary approvals and authorizations, by mid-August 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Actinium Pharmaceuticals, Inc.

Date: August 05, 2020	/s/ Sandesh Seth
Name: Sandesh Seth
Title: Chairman and Chief Executive Officer